SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      November 9, 1998




                        RESORT INCOME INVESTORS, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




   Delaware                     1-10084                  36-3593298
------------------            ------------             --------------
(State of or other            (Commission              (IRS Employer
jurisdiction of               File Number)             Identification
incorporation)                                         Number)




150 South Wacker Drive, Suite 2900,
Chicago, Illinois                                         60606
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code      (312) 683-3323




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(Former name or address, if changed since last report)




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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            99.1  Press Release of the Company dated November 9, 1998.



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                                 SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    RESORT INCOME INVESTORS, INC.
                                    (Registrant)



DATE:  November 9, 1998       By:   /s/ John R. Young
                                    -----------------------------------
                                    Name:     John R. Young
                                    Title:    Chairman of the Board of
                                              Directors, Chief Executive
                                              Officer, President and
                                              Chief Financial Officer